                                                        Exhibit 99.4
--------------------------------------------------------------------------------
                                                        Monthly Operating Report

---------------------------------------------
CASE NAME: Kitty Hawk International, Inc.               ACCRUAL BASIS
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42144                                  02/13/95, RWD, 2/96
---------------------------------------------

---------------------------------------------
JUDGE: Barbara J. Houser
---------------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: MARCH 31, 2002

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:


/s/ Drew Keith                                     Chief Financial Officer
-------------------------------------------   ----------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                  TITLE

Drew Keith                                             4/22/2002
-------------------------------------------   ----------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                        DATE

PREPARER:


/s/ Jessica L. Wilson                              Chief Accounting Officer
-------------------------------------------   ----------------------------------
ORIGINAL SIGNATURE OF PREPARER                           TITLE

Jessica L. Wilson                                      4/22/2002
-------------------------------------------   ----------------------------------
PRINTED NAME OF PREPARER                                 DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

---------------------------------------------
CASE NAME: Kitty Hawk International, Inc.               ACCRUAL BASIS-1
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42144                                  02/13/95, RWD, 2/96
---------------------------------------------

--------------------------------------------------
COMPARATIVE BALANCE SHEET
--------------------------------------------------------------------------------------------------
                                        SCHEDULE        MONTH            MONTH           MONTH
                                                     ---------------------------------------------
ASSETS                                   AMOUNT      January 2002    February 2002     March 2002
--------------------------------------------------------------------------------------------------
1.    UNRESTRICTED CASH               $     40,098   $           0   $           0   $           0
--------------------------------------------------------------------------------------------------
2.    RESTRICTED CASH                                $  13,222,000   $  17,335,808   $  16,963,573
--------------------------------------------------------------------------------------------------
3.    TOTAL CASH                      $     40,098   $  13,222,000   $  17,335,808   $  16,963,573
--------------------------------------------------------------------------------------------------
4.    ACCOUNTS RECEIVABLE (NET)       $  9,006,275   $   7,703,775   $   7,703,775   $   7,703,520
--------------------------------------------------------------------------------------------------
5.    INVENTORY                       $ 20,429,725   $           0   $           0   $           0
--------------------------------------------------------------------------------------------------
6.    NOTES RECEIVABLE                               $           0   $           0   $           0
--------------------------------------------------------------------------------------------------
7.    PREPAID EXPENSES                               $      32,337   $      71,981   $      51,343
--------------------------------------------------------------------------------------------------
8.    OTHER (ATTACH LIST)             $ 21,367,511   ($335,624,097)  ($335,947,601)  ($335,325,470)
--------------------------------------------------------------------------------------------------
9.    TOTAL CURRENT ASSETS            $ 50,843,609   ($314,665,985)  ($310,836,037)  ($310,607,034)
--------------------------------------------------------------------------------------------------
10.   PROPERTY, PLANT & EQUIPMENT     $474,988,760   $ 491,719,568   $ 468,794,669   $ 468,794,669
--------------------------------------------------------------------------------------------------
11.   LESS: ACCUMULATED
      DEPRECIATION / DEPLETION                       $ 432,773,107   $ 421,848,208   $ 421,848,208
--------------------------------------------------------------------------------------------------
12.   NET PROPERTY, PLANT &
      EQUIPMENT                       $474,988,760   $  58,946,461   $  46,946,461   $  46,946,461
--------------------------------------------------------------------------------------------------
13.   DUE FROM INSIDERS                              $           0   $           0   $           0
--------------------------------------------------------------------------------------------------
14.   OTHER  ASSETS - NET OF
      AMORTIZATION (ATTACH LIST)                     $           0   $           0   $           0
--------------------------------------------------------------------------------------------------
15.   OTHER (ATTACH LIST)                            $           0   $           0   $           0
--------------------------------------------------------------------------------------------------
16.   TOTAL ASSETS                    $525,832,369   ($255,719,524)  ($263,889,576)  ($263,660,573)
--------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
--------------------------------------------------------------------------------------------------
17.   ACCOUNTS PAYABLE                               $      59,699   $     114,008   $      88,208
--------------------------------------------------------------------------------------------------
18.   TAXES PAYABLE                                  $           0   $           0   $           0
--------------------------------------------------------------------------------------------------
19.   NOTES PAYABLE                                  $           0   $           0   $           0
--------------------------------------------------------------------------------------------------
20.   PROFESSIONAL FEES                              $           0   $           0   $           0
--------------------------------------------------------------------------------------------------
21.   SECURED DEBT                                   $           0   $           0   $           0
--------------------------------------------------------------------------------------------------
22.   OTHER (ATTACH LIST)                            ($152,916,560)  ($156,044,673)  ($155,942,158)
--------------------------------------------------------------------------------------------------
23.   TOTAL POSTPETITION
      LIABILITIES                                    ($152,856,861)  ($155,930,665)  ($155,853,950)
--------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
--------------------------------------------------------------------------------------------------
24.   SECURED DEBT                    $ 23,187,921   $  19,560,770   $  19,559,127   $  19,559,127
--------------------------------------------------------------------------------------------------
25.   PRIORITY DEBT                   $  4,672,323   $           0   $           0   $           0
--------------------------------------------------------------------------------------------------
26.   UNSECURED DEBT                  $392,188,633   $  16,702,868   $  16,702,868   $  16,799,238
--------------------------------------------------------------------------------------------------
27.   OTHER (ATTACH LIST)                            $  75,509,394   $  75,109,394   $  75,013,024
--------------------------------------------------------------------------------------------------
28.   TOTAL PREPETITION LIABILITIES   $420,048,877   $ 111,773,032   $ 111,371,389   $ 111,371,389
--------------------------------------------------------------------------------------------------
29.   TOTAL LIABILITIES               $420,048,877   ($ 41,083,829)  ($ 44,559,276)  ($ 44,482,561)
--------------------------------------------------------------------------------------------------
EQUITY
--------------------------------------------------------------------------------------------------
30.   PREPETITION OWNERS' EQUITY                     $  16,327,446   $  16,327,446   $  16,327,446
--------------------------------------------------------------------------------------------------
31.   POSTPETITION CUMULATIVE
      PROFIT OR (LOSS)                               ($230,963,141)  ($235,657,746)  ($235,505,458)
--------------------------------------------------------------------------------------------------
32.   DIRECT CHARGES TO EQUITY
      (ATTACH EXPLANATION)
--------------------------------------------------------------------------------------------------
33.   TOTAL EQUITY                    $          0   ($214,635,695)  ($219,330,300)  ($219,178,012)
--------------------------------------------------------------------------------------------------
34.   TOTAL LIABILITIES &
      OWNERS' EQUITY                  $420,048,877   ($255,719,524)  ($263,889,576)  ($263,660,573)
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

---------------------------------------------
CASE NAME: Kitty Hawk International, Inc.               ACCRUAL BASIS-2
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42144                                  02/13/95, RWD, 2/96
---------------------------------------------

---------------------------------------
INCOME STATEMENT
--------------------------------------------------------------------------------------------------
                                             MONTH           MONTH          MONTH
                                          -----------------------------------------    QUARTER
REVENUES                                  January 2002   February 2002   March 2002     TOTAL
--------------------------------------------------------------------------------------------------
1.    GROSS REVENUES                       $       0      $    324,100    $ 219,040    $   543,140
--------------------------------------------------------------------------------------------------
2.    LESS: RETURNS & DISCOUNTS            $       0      $          0    $       0    $         0
--------------------------------------------------------------------------------------------------
3.    NET REVENUE                          $       0      $    324,100    $ 219,040    $   543,140
--------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
--------------------------------------------------------------------------------------------------
4.    MATERIAL                             $       0      $          0    $       0    $         0
--------------------------------------------------------------------------------------------------
5.    DIRECT LABOR                         $       0      $          0    $       0    $         0
--------------------------------------------------------------------------------------------------
6.    DIRECT OVERHEAD                      $       0      $          0    $       0    $         0
--------------------------------------------------------------------------------------------------
7.    TOTAL COST OF GOODS SOLD             $       0      $          0    $       0    $         0
--------------------------------------------------------------------------------------------------
8.    GROSS PROFIT                         $       0      $    324,100    $ 219,040    $   543,140
--------------------------------------------------------------------------------------------------
OPERATING EXPENSES
--------------------------------------------------------------------------------------------------
9.    OFFICER / INSIDER COMPENSATION       $       0      $          0    $       0    $         0
--------------------------------------------------------------------------------------------------
10.   SELLING & MARKETING                  $       0      $          0    $       0    $         0
--------------------------------------------------------------------------------------------------
11.   GENERAL & ADMINISTRATIVE             $   8,679      $     33,568    $  42,174    $    84,421
--------------------------------------------------------------------------------------------------
12.   RENT & LEASE                         $       0      $          0    $       0    $         0
--------------------------------------------------------------------------------------------------
13.   OTHER (ATTACH LIST)                  ($122,980)     $          0    $       0    ($  122,980)
--------------------------------------------------------------------------------------------------
14.   TOTAL OPERATING EXPENSES             ($114,301)     $     33,568    $  42,174    ($   38,559)
--------------------------------------------------------------------------------------------------
15.   INCOME BEFORE NON-OPERATING
      INCOME & EXPENSE                     $ 114,301      $    290,532    $ 176,866    $   581,699
--------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
--------------------------------------------------------------------------------------------------
16.   NON-OPERATING INCOME (ATT. LIST)     $       0      $          0    ($143,403)   ($  143,403)
--------------------------------------------------------------------------------------------------
17.   NON-OPERATING EXPENSE (ATT. LIST)    $       0      $          0    $       0    $         0
--------------------------------------------------------------------------------------------------
18.   INTEREST EXPENSE                     $       6      $          9    $       0    $        15
--------------------------------------------------------------------------------------------------
19.   DEPRECIATION / DEPLETION             $       0      $          0    $       0    $         0
--------------------------------------------------------------------------------------------------
20.   AMORTIZATION                         $       0      $          0    $       0    $         0
--------------------------------------------------------------------------------------------------
21.   OTHER (ATTACH LIST)                  $ 201,082      $  7,976,912    $       0    $ 8,177,994
--------------------------------------------------------------------------------------------------
22.   NET OTHER INCOME & EXPENSES          $ 201,088      $  7,976,921    ($143,403)   $ 8,034,606
--------------------------------------------------------------------------------------------------
REORGGANIZATION EXPENSES
--------------------------------------------------------------------------------------------------
23.   PROFESSIONAL FEES                    $       0      $    137,955    $  66,206    $   204,161
--------------------------------------------------------------------------------------------------
24.   U.S.  TRUSTEE FEES                   $       0      $          0    $     250    $       250
--------------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)                  $       0      $          0    $       0    $         0
--------------------------------------------------------------------------------------------------
26.   TOTAL REORGANIZATION EXPENSES        $       0      $    137,955    $  66,456    $   204,411
--------------------------------------------------------------------------------------------------
27.   INCOME TAX                           ($34,715)      ($3,129,737)    $ 101,525    ($3,062,927)
--------------------------------------------------------------------------------------------------
28.   NET PROFIT (LOSS)                    ($52,072)      ($4,694,607)    $ 152,288    ($4,594,391)
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

---------------------------------------------
CASE NAME: Kitty Hawk International, Inc.               ACCRUAL BASIS-3
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42144                                  02/13/95, RWD, 2/96
---------------------------------------------

--------------------------------------------------------------------------------------------
                                             MONTH          MONTH          MONTH
CASH RECEIPTS AND                        -----------------------------------------   QUARTER
DISBURSEMENTS                            January 2002   February 2002   March 2002    TOTAL
--------------------------------------------------------------------------------------------
1.    CASH - BEGINNING OF MONTH               $0              $0            $0         $0
--------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
--------------------------------------------------------------------------------------------
2.    CASH SALES                              $0              $0            $0         $0
--------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
--------------------------------------------------------------------------------------------
3.    PREPETITION                             $0              $0            $0         $0
--------------------------------------------------------------------------------------------
4.    POSTPETITION                            $0              $0            $0         $0
--------------------------------------------------------------------------------------------
5.    TOTAL OPERATING RECEIPTS                $0              $0            $0         $0
--------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
--------------------------------------------------------------------------------------------
6.    LOANS & ADVANCES (ATTACH LIST)          $0              $0            $0         $0
--------------------------------------------------------------------------------------------
7.    SALE OF ASSETS                          $0              $0            $0         $0
--------------------------------------------------------------------------------------------
8.    OTHER (ATTACH LIST)                     $0              $0            $0         $0
--------------------------------------------------------------------------------------------
9.    TOTAL NON-OPERATING RECEIPTS            $0              $0            $0         $0
--------------------------------------------------------------------------------------------
10.   TOTAL RECEIPTS                          $0              $0            $0         $0
--------------------------------------------------------------------------------------------
11.   TOTAL CASH  AVAILABLE                   $0              $0            $0         $0
--------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
--------------------------------------------------------------------------------------------
12.   NET PAYROLL                             $0              $0            $0         $0
--------------------------------------------------------------------------------------------
13.   PAYROLL TAXES PAID                      $0              $0            $0         $0
--------------------------------------------------------------------------------------------
14.   SALES, USE & OTHER TAXES PAID           $0              $0            $0         $0
--------------------------------------------------------------------------------------------
15.   SECURED / RENTAL / LEASES               $0              $0            $0         $0
--------------------------------------------------------------------------------------------
16.   UTILITIES                               $0              $0            $0         $0
--------------------------------------------------------------------------------------------
17.   INSURANCE                               $0              $0            $0         $0
--------------------------------------------------------------------------------------------
18.   INVENTORY PURCHASES                     $0              $0            $0         $0
--------------------------------------------------------------------------------------------
19.   VEHICLE EXPENSES                        $0              $0            $0         $0
--------------------------------------------------------------------------------------------
20.   TRAVEL                                  $0              $0            $0         $0
--------------------------------------------------------------------------------------------
21.   ENTERTAINMENT                           $0              $0            $0         $0
--------------------------------------------------------------------------------------------
22.   REPAIRS & MAINTENANCE                   $0              $0            $0         $0
--------------------------------------------------------------------------------------------
23.   SUPPLIES                                $0              $0            $0         $0
--------------------------------------------------------------------------------------------
24.   ADVERTISING                             $0              $0            $0         $0
--------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)                     $0              $0            $0         $0
--------------------------------------------------------------------------------------------
26.   TOTAL OPERATING DISBURSEMENTS           $0              $0            $0         $0
--------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
--------------------------------------------------------------------------------------------
27.   PROFESSIONAL FEES                       $0              $0            $0         $0
--------------------------------------------------------------------------------------------
28.   U.S. TRUSTEE FEES                       $0              $0            $0         $0
--------------------------------------------------------------------------------------------
29.   OTHER (ATTACH LIST)                     $0              $0            $0         $0
--------------------------------------------------------------------------------------------
30.   TOTAL REORGANIZATION EXPENSES           $0              $0            $0         $0
--------------------------------------------------------------------------------------------
31.   TOTAL DISBURSEMENTS                     $0              $0            $0         $0
--------------------------------------------------------------------------------------------
32.   NET CASH FLOW                           $0              $0            $0         $0
--------------------------------------------------------------------------------------------
33.   CASH - END OF MONTH                     $0              $0            $0         $0
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

--------------------------------------------
CASE NAME: Kitty Hawk International, Inc.               ACCRUAL BASIS-4
--------------------------------------------

--------------------------------------------
CASE NUMBER: 400-42144                                  02/13/95, RWD, 2/96
--------------------------------------------

--------------------------------------------------------------------------------------------
                                                     MONTH           MONTH         MONTH
                                       SCHEDULE   ------------------------------------------
ACCOUNTS RECEIVABLE AGING               AMOUNT    January 2002   February 2002   March 2002
--------------------------------------------------------------------------------------------
1.    0-30                                           ($50,248)     $        0    $        0
--------------------------------------------------------------------------------------------
2.    31-60                                        $  906,962      $  856,714    $        0
--------------------------------------------------------------------------------------------
3.    61-90                                        $        0      $        0    $  856,714
--------------------------------------------------------------------------------------------
4.    91+                                          $6,847,061      $6,847,061    $6,846,806
--------------------------------------------------------------------------------------------
5.    TOTAL ACCOUNTS RECEIVABLE           $0       $7,703,775      $7,703,775    $7,703,520
--------------------------------------------------------------------------------------------
6.    AMOUNT CONSIDERED UNCOLLECTIBLE              $        0      $        0    $        0
--------------------------------------------------------------------------------------------
7.    ACCOUNTS RECEIVABLE (NET)           $0       $7,703,775      $7,703,775    $7,703,520
--------------------------------------------------------------------------------------------

--------------------------------------------
AGING OF POSTPETITION TAXES AND PAYABLES                MONTH: March 2002
------------------------------------------------------------------------
                            0-30     31-60    61-90      91+
TAXES PAYABLE               DAYS     DAYS      DAYS     DAYS      TOTAL
------------------------------------------------------------------------
1.    FEDERAL              $    0   $     0   $    0   $     0   $     0
------------------------------------------------------------------------
2.    STATE                $    0   $     0   $    0   $     0   $     0
------------------------------------------------------------------------
3.    LOCAL                $    0   $     0   $    0   $     0   $     0
------------------------------------------------------------------------
4.    OTHER (ATTACH LIST)  $    0   $     0   $    0   $     0   $     0
------------------------------------------------------------------------
5.    TOTAL TAXES PAYABLE  $    0   $     0   $    0   $     0   $     0
------------------------------------------------------------------------

------------------------------------------------------------------------
6.    ACCOUNTS PAYABLE     $8,864   ($5,105)  $5,600   $78,849   $88,208
------------------------------------------------------------------------

-----------------------------------
STATUS OF POSTPETITION TAXES                            MONTH: March 2002
---------------------------------------------------------------------------
                             BEGINNING       AMOUNT                 ENDING
                                TAX      WITHHELD AND/   AMOUNT      TAX
FEDERAL                     LIABILITY*     0R ACCRUED     PAID    LIABILITY
---------------------------------------------------------------------------
1.    WITHHOLDING**             $0            $0           $0        $0
---------------------------------------------------------------------------
2.    FICA-EMPLOYEE**           $0            $0           $0        $0
---------------------------------------------------------------------------
3.    FICA-EMPLOYER**           $0            $0           $0        $0
---------------------------------------------------------------------------
4.    UNEMPLOYMENT              $0            $0           $0        $0
---------------------------------------------------------------------------
5.    INCOME                    $0            $0           $0        $0
---------------------------------------------------------------------------
6.    OTHER (ATTACH LIST)       $0            $0           $0        $0
---------------------------------------------------------------------------
7.    TOTAL FEDERAL TAXES       $0            $0           $0        $0
---------------------------------------------------------------------------
STATE AND LOCAL
---------------------------------------------------------------------------
8.    WITHHOLDING               $0            $0           $0        $0
---------------------------------------------------------------------------
9.    SALES                     $0            $0           $0        $0
---------------------------------------------------------------------------
10.   EXCISE                    $0            $0           $0        $0
---------------------------------------------------------------------------
11.   UNEMPLOYMENT              $0            $0           $0        $0
---------------------------------------------------------------------------
12.   REAL PROPERTY             $0            $0           $0        $0
---------------------------------------------------------------------------
13.   PERSONAL PROPERTY         $0            $0           $0        $0
---------------------------------------------------------------------------
14.   OTHER (ATTACH LIST)       $0            $0           $0        $0
---------------------------------------------------------------------------
15.   TOTAL STATE & LOCAL       $0            $0           $0        $0
---------------------------------------------------------------------------
16.   TOTAL TAXES               $0            $0           $0        $0
---------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

---------------------------------------------
CASE NAME: Kitty Hawk International, Inc.               ACCRUAL BASIS-5
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42144                                  02/13/95, RWD, 2/96
---------------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                               MONTH: March 2002

----------------------------------------
BANK RECONCILIATIONS
                                            Account #1          Account #2     Account #3
---------------------------------------------------------------------------------------------------
A.     BANK:                                 Bank One           Bank One
-----------------------------------------------------------------------------------------
B.     ACCOUNT NUMBER:                      1559691322         1559691330                    TOTAL
-----------------------------------------------------------------------------------------
C.     PURPOSE (TYPE):                       Deposit            Payroll
---------------------------------------------------------------------------------------------------
1.    BALANCE PER BANK STATEMENT                $0                 $0              $0         $0
---------------------------------------------------------------------------------------------------
2.    ADD: TOTAL DEPOSITS NOT CREDITED          $0                 $0              $0         $0
---------------------------------------------------------------------------------------------------
3.    SUBTRACT: OUTSTANDING CHECKS              $0                 $0              $0         $0
---------------------------------------------------------------------------------------------------
4.    OTHER RECONCILING ITEMS                   $0                 $0              $0         $0
---------------------------------------------------------------------------------------------------
5.    MONTH END BALANCE PER BOOKS               $0                 $0              $0         $0
---------------------------------------------------------------------------------------------------
6.    NUMBER OF LAST CHECK WRITTEN       N/A - Lockbox only   Account closed
---------------------------------------------------------------------------------------------------

----------------------------------------
INVESTMENT ACCOUNTS
--------------------------------------------------------------------------------------
                                            DATE OF      TYPE OF    PURCHASE   CURRENT
BANK, ACCOUNT NAME & NUMBER                PURCHASE    INSTRUMENT    PRICE      VALUE
--------------------------------------------------------------------------------------
7.    N/A
--------------------------------------------------------------------------------------
8.    N/A
--------------------------------------------------------------------------------------
9.    N/A
--------------------------------------------------------------------------------------
10.   N/A
--------------------------------------------------------------------------------------
11.   TOTAL INVESTMENTS                                                $0         $0
--------------------------------------------------------------------------------------

----------------------------------------
CASH
--------------------------------------------------------------------------------------
12.   CURRENCY ON HAND                                                           $0
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
13.   TOTAL CASH - END OF MONTH                                                  $0
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

---------------------------------------------
CASE NAME: Kitty Hawk International, Inc.               ACCRUAL BASIS-6
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42144                                  02/13/95, RWD, 2/96
---------------------------------------------

                                                        MONTH: March 2002

---------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
---------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

----------------------------------------------------
                       INSIDERS
----------------------------------------------------
                       TYPE OF   AMOUNT   TOTAL PAID
        NAME           PAYMENT    PAID     TO DATE
----------------------------------------------------
1.    Pete Sanderlin   Salary      $0      $17,200
----------------------------------------------------
2.    Tom Mealie       Salary      $0      $17,200
----------------------------------------------------
3.    N/A
----------------------------------------------------
4.    N/A
----------------------------------------------------
5.    N/A
----------------------------------------------------
6.    TOTAL PAYMENTS
      TO INSIDERS                  $0      $34,400
----------------------------------------------------

----------------------------------------------------------------------------------------
                                       PROFESSIONALS
----------------------------------------------------------------------------------------
                           DATE OF COURT                                        TOTAL
                         ORDER AUTHORIZING    AMOUNT    AMOUNT   TOTAL PAID    INCURRED
          NAME                PAYMENT        APPROVED    PAID      TO DATE    & UNPAID *
----------------------------------------------------------------------------------------
1.    N/A
----------------------------------------------------------------------------------------
2.    N/A
----------------------------------------------------------------------------------------
3.    N/A
----------------------------------------------------------------------------------------
4.    N/A
----------------------------------------------------------------------------------------
5.    N/A
----------------------------------------------------------------------------------------
6.    TOTAL PAYMENTS
      TO PROFESSIONALS                          $0        $0         $0           $0
----------------------------------------------------------------------------------------

*    INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

----------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS
----------------------------------------------------------------------

----------------------------------------------------------------------
                                    SCHEDULED   AMOUNTS
                                     MONTHLY     PAID        TOTAL
                                    PAYMENTS    DURING       UNPAID
             NAME OF CREDITOR          DUE       MONTH    POSTPETITION
----------------------------------------------------------------------
1.    GE Capital                      $ 855       $0         $  855
----------------------------------------------------------------------
2.    GE Capital                      $ 784       $0         $  784
----------------------------------------------------------------------
3.    GE Capital                      varies      $0         $    0
----------------------------------------------------------------------
4.    N/A                                         $0         $    0
----------------------------------------------------------------------
5.    N/A                                                    $    0
----------------------------------------------------------------------
6     TOTAL                           $1,639      $0         $1,639
----------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

---------------------------------------------
CASE NAME: Kitty Hawk International, Inc.               ACCRUAL BASIS-7
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42144                                  02/13/95, RWD, 2/96
---------------------------------------------

                                                        MONTH: March 2002

---------------------------------------------
QUESTIONNAIRE
-----------------------------------------------------------------------
                                                               YES   NO
-----------------------------------------------------------------------
1.    HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
      THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?            X
-----------------------------------------------------------------------
2.    HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
      OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                      X
-----------------------------------------------------------------------
3.    ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
      LOANS) DUE FROM RELATED PARTIES?                                X
-----------------------------------------------------------------------
4.    HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
      THIS REPORTING PERIOD?                                          X
-----------------------------------------------------------------------
5.    HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
      DEBTOR FROM ANY PARTY?                                          X
-----------------------------------------------------------------------
6.    ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                    X
-----------------------------------------------------------------------
7.    ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
      PAST DUE?                                                       X
-----------------------------------------------------------------------
8.    ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                X
-----------------------------------------------------------------------
9.    ARE ANY OTHER POSTPETITION TAXES PAST DUE?                      X
-----------------------------------------------------------------------
10.   ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
      DELINQUENT?                                                     X
-----------------------------------------------------------------------
11.   HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
      REPORTING PERIOD?                                               X
-----------------------------------------------------------------------
12.   ARE ANY WAGE PAYMENTS PAST DUE?                                 X
-----------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Item 10 - there are equipment lease payments due 5/00 and 6/00 still outstanding. These will be settled upon acceptance/rejection of leases.

---------------------------------------------
INSURANCE
-----------------------------------------------------------------------
                                                               YES   NO
-----------------------------------------------------------------------
1.    ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
      NECESSARY INSURANCE COVERAGES IN EFFECT?                  X
-----------------------------------------------------------------------
2.    ARE ALL PREMIUM PAYMENTS PAID CURRENT?                    X
-----------------------------------------------------------------------
3.    PLEASE ITEMIZE POLICIES BELOW.
-----------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

----------------------------------------------------
                 INSTALLMENT PAYMENTS
----------------------------------------------------------------------------
TYPE  OF                                                      PAYMENT AMOUNT
 POLICY                            CARRIER   PERIOD COVERED    & FREQUENCY
----------------------------------------------------------------------------
See Kitty Hawk, Inc. Case #400-42141
----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

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

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---------------------------------------------
CASE NAME: Kitty Hawk International, Inc.               FOOTNOTES SUPPLEMENT
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42144                                  ACCRUAL BASIS
---------------------------------------------

                                                        MONTH: March 2002

------------------------------------------------------------------------------------------------------
ACCRUAL BASIS    LINE
 FORM NUMBER    NUMBER                              FOOTNOTE/EXPLANATION
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
      6                   All Professional fees related to the Reorganization of the
------------------------------------------------------------------------------------------------------
                            Company are disbursed out of Kitty Hawk, Inc. (Parent
------------------------------------------------------------------------------------------------------
                            Company). Refer to Case # 400-42141
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
      7                   All insurance plans related to the Company are carried
------------------------------------------------------------------------------------------------------
                            at Kitty Hawk, Inc. (Parent Company). Refer to Case #
------------------------------------------------------------------------------------------------------
                            400-42141.
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
   General                This operation closed in May of 2000. Costs incurred
------------------------------------------------------------------------------------------------------
                            consisted of costs associated with shut down
------------------------------------------------------------------------------------------------------
                            procedures and maintaining collateral.
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
      3           8       All cash received into the Company cash accounts is swept
------------------------------------------------------------------------------------------------------
                            each night to Kitty Hawk, Inc. Master Account (see Case
------------------------------------------------------------------------------------------------------
                            #400-42141).
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
      3          31       All disbursements (either by wire transfer or check), including payroll, are
------------------------------------------------------------------------------------------------------
                            disbursed out of the Kitty Hawk, Inc. controlled disbursement
------------------------------------------------------------------------------------------------------
                            account.
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
      4           6       All assessments of uncollectible accounts receivable are done
------------------------------------------------------------------------------------------------------
                            at Kitty Hawk, Inc. Refer to Case #400-4214. All reserves
------------------------------------------------------------------------------------------------------
                            are recorded at Inc. and pushed down to Inc.'s subsidiaries
------------------------------------------------------------------------------------------------------
                            as deemed necessary.
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
      3          28       All payments are made by Kitty Hawk, Inc. (Case #400-42141)
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
      6        General    The monthly GE Capital payments in the last year of the scheduled payments
------------------------------------------------------------------------------------------------------
                            are significantly less than payments previously made.
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CASE NAME: Kitty Hawk International, Inc.

CASE NUMBER: 400-42144

Details of Other Items

ACCRUAL BASIS-1                                         March 2002

8.    OTHER (ATTACH LIST)                                 $(335,325,470)Reported
                                                          -------------
         Intercompany Receivables                          (350,343,825)
         A/R Senior Noteholders                                  53,448
         Deferred Taxes                                      13,097,746
         A/R Reconciling item                                   109,021
         Note Receivable - Kalitta charters                     500,000
         Deposits - Aircraft                                    360,971
         Deposits - Rent                                        481,774
         Security Deposit                                       415,395
                                                          -------------
                                                           (335,325,470)Detail
                                                          -------------
                                                                     -- Difference

22.   OTHER (ATTACH LIST)                                 $(155,942,158)Reported
                                                          -------------
         Accrued income taxes                              (157,003,639)
         Accrued Misc                                           284,396
         Insurance Deposit                                      765,585
         Accrued Fuel                                            11,500
                                                          -------------
                                                           (155,942,158)Detail
                                                          -------------
                                                                     -- Difference

27.   OTHER (ATTACH LIST)                                 $  75,013,024 Reported
                                                          -------------
         Deferred Taxes                                      87,246,212
         Accrued Taxes payable                              (18,954,646)
         Aircraft Maintenance Reserves                               --
         Accrued Fuel expenses                                5,403,028
         Prepaid Fuel                                        (5,633,963)
         Accrued Salaries/Vacation/Employee Benefits          4,075,349
         Uncleared 4/28/00 Payroll Checks                        66,601
         A/P Other/Accrued/Unrecorded                          (275,816)
         Purchase reserves                                    1,762,176
         Accrued Landing fees/parking/cargo fees              1,646,149
         Various accrued taxes                                1,313,200
         Other Misc accruals                                 (1,635,266)

                                                          -------------
                                                             75,013,024 Detail
                                                          -------------
                                                                     -- Difference

ACCRUAL BASIS-2

21.   NON-OPERATING INCOME (ATT. LIST)                        ($143,403)Reported
                                                          -------------
         Interest income on restricted cash investments         (57,986)
         Emery Settlement                                       (85,417)
                                                          -------------
                                                               (143,403)Detail
                                                          -------------
                                                                     -- Difference